SECOND AMENDMENT TO
        AMERICAN GENERAL CORPORATION
        1999 STOCK AND INCENTIVE PLAN


     WHEREAS, AMERICAN GENERAL CORPORATION,
its shareholders and certain affiliates have heretofore adopted the above-captioned stock and incentive plan (as amended to date, the "Plan") for the benefit of certain eligible individuals; and

     WHEREAS, Section 12 of the Plan allows
AMERICAN GENERAL CORPORATION to amend the Plan (subject to the limitations expressed therein);

  NOW, THEREFORE, the Plan shall be amended effective as of November 2, 2000, as follows:

     1.   The following new paragraph shall be
          added to Section 4:

               "(d) Special Committee.
          Notwithstanding the foregoing, the
          Board may select and appoint a
          special Committee comprised of one
          or more directors, which directors
          need not meet the qualifications
          set forth in Section 4(a), for
          issuance of Awards under the Plan
          to Employees of the Company;
          provided that the authority of
          such special Committee shall
          exclude awards to individuals who
          are either reporting persons for
          purposes of Section 16 of the
          Securities Exchange Act of 1934 or
          "covered employees" (or Employees
          designated as potential "covered
          employees") under Section 162(m)
          of the Code. Such special
          Committee shall have the powers of
          the Committee set forth in Section
          4 for the limited purpose set
          forth in the preceding sentence."

     2.   As amended hereby, the Plan is
	    specifically ratified and
          reaffirmed.


     EXECUTED by the undersigned officer as
of November 2, 2000.


               AMERICAN GENERAL CORPORATION


               By:  /S/ GARY D. REDDICK
               Name:  	Gary D. Reddick
               Title: 	Executive Vice
				President and
                    	Chief Administrative
				Officer